UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007

INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21180 (Commission File Number)	77-0034661 (IRS Employer Identification No.)

2700 Coast Avenue, Mountain View, CA (Address of principal executive offices)	94043 (Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.01
EXHIBIT 12.01
EXHIBIT 25.01

Item 1.01. Entry into a Material Definitive Agreement.
          On March 7, 2007, Intuit Inc. (the “Company”) entered into an Indenture for Senior Debt Securities (the “Indenture”) with The Bank of New York Trust Company, N.A., as trustee thereunder. The terms of the Indenture are substantially identical to the Form of Senior Indenture previously filed by the Company on April 29, 1998 as Exhibit 4.01 to the Company’s Registration Statement on Form S-3 (File No. 333-50417).
          The Company may issue senior debt securities pursuant to the Indenture from time to time in one or more series. The Company will specify a maximum aggregate principal amount for the senior debt securities of any series. The Company will also determine the terms and provisions of the debt securities, which must be consistent with the Indenture, including terms such as maturity, principal and interest. The senior debt securities when issued will be unsecured and unsubordinated obligations of the Company and will rank on a parity with all other unsecured and unsubordinated indebtedness of the Company.
          A description of the material terms of the Indenture is contained in the Company’s Registration Statement on Form S-3 filed with the SEC on April 24, 2003 (File No. 333-54610) and such description is incorporated by reference into this Form 8-K in its entirety. Such description is a summary and is qualified in its entirety by the Indenture filed herewith as Exhibit No. 4.01.
Item 8.01. Other Events.
          The Company is filing an updated ratio of earnings to fixed charges as Exhibit No. 12.01 to this Form 8-K. This exhibit was updated to include the ratio of the Company’s earnings to fixed charges for each of the five prior fiscal years and latest interim period.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

4.01	Indenture, dated as of March 7, 2007, between the Company and The Bank of New York Trust Company, N.A. as trustee
12.01	Statements re Computation of Ratios
25.01	Form T-1 Statement of Eligibility of Trustee for Indenture under the Trust Indenture Act of 1939

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUIT INC.
Date: March 7, 2007	By:	/s/ Kiran M. Patel
Kiran M. Patel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

4.01	Indenture, dated as of March 7, 2007, between the Company and The Bank of New York Trust Company, N.A. as trustee
12.01	Statements re Computation of Ratios
25.01	Form T-1 Statement of Eligibility of Trustee for Indenture under the Trust Indenture Act of 1939